                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2000

                               MARKEL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Virginia
         (State or other jurisdiction of incorporation or organization)

            001-15811                                  54-1959284
          (Commission                               (I.R.S. employer
           file number)                           identification number)

             4521 Highwoods Parkway, Glen Allen, Virginia 23060-3382
                    (Address of principal executive offices)
                                   (Zip code)

                                 (804) 747-0136
              (Registrants telephone number, including area code)


              (Former name, former address and former fiscal year,
                          if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant

On March 24, 2000, the transactions contemplated by the Agreement and Plan of Merger and Scheme of Arrangement dated as of August 15, 1999, between Markel Corporation (now Markel North America Inc.) and Terra Nova (Bermuda) Holdings Ltd. ("Terra Nova") were completed. As a result of the transactions, Terra Nova and Markel North America Inc. became wholly owned subsidiaries of the Registrant.

In early March 2000, the Audit Committee of Markel Corporation (now Markel North America Inc.) voted to retain KPMG LLP to serve as the independent accountant for all subsidiaries for the fiscal year ended December 31, 2000. Implementation of this decision for the Registrant and Terra Nova (after the acquisition of Terra Nova) required termination of the client-auditor relationship between Terra Nova, a wholly-owned subsidiary of the Registrant and PricewaterhouseCoopers. Accordingly, on April 14, 2000, PricewaterhouseCoopers informed Terra Nova that they resigned effective as of that date. The Registrant intends to retain KPMG LLP as the independent accountant for Terra Nova so that they will serve as the independent accountant for the Registrant and all subsidiaries.

The reports of PricewaterhouseCoopers on the financial statements of Terra Nova for each of the two most recent fiscal years in the period ended December 31,1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and interim period through April 14, 2000, there have been no (i) disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference thereto in their report on the financial statements for such years; or (ii) reportable events, as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant has requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of such letter to the SEC, dated April 20, 2000, is filed as Exhibit 16.1 to the Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

     The Exhibits listed on the Exhibit Index are filed as part of this report.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARKEL CORPORATION

Date: April 21, 2000                       By: /s/Darrell D. Martin
                                           ------------------------
                                           Executive Vice President
                                           And Chief Financial Officer



                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger and Scheme of Arrangement dated August 15, 1999, between Markel Corporation and Terra Nova (Bermuda) Holdings, Ltd., as amended**
16.1 Letter from PricewaterhouseCoopers to the Securities and Exchange Commission dated April 20, 2000*


         ** Incorporated herein by reference to Appendix A to the joint proxy statement/prospectus filed on February 7, 2000 as part of the Registrant's Registration Statement of Form S-4 (Registration Statement No. 333-88609)
         * Included herein